Exhibit 32.2

CERTIFICATION OF
CHIEF FINANCIAL OFFICER
OF NEWFIELD EXPLORATION COMPANY
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the accompanying quarterly report on Form 10-Q for the quarterly period ended September 30, 2014 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lawrence S. Massaro, Executive Vice President and Chief Financial Officer of Newfield Exploration Company (the “Company”), hereby certify, to my knowledge, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 29, 2014	/s/ LAWRENCE S. MASSARO
Lawrence S. Massaro
(Principal Financial Officer)